BUSINESS COMBINATIONS	12 Months Ended
Mar. 31, 2024
Disclosure of detailed information about business combination [abstract]
BUSINESS COMBINATIONS	BUSINESS COMBINATIONS
During the year ended March 31, 2023, the Company completed its assessment of the fair value of assets acquired and liabilities assumed of L3Harris Technologies’ Military Training business (L3H MT) and Sabre’s AirCentre airline operations portfolio (AirCentre) acquired in fiscal 2022.

Adjustments to the purchase price allocations of the L3H MT and AirCentre acquisitions resulted in increases of intangible assets of $27.0 million, other long-term liabilities of $6.4 million, and current liabilities of $4.0 million, and decreases of current assets of $11.9 million, other long-term assets of $2.6 million and deferred tax assets of $2.1 million.

During the year ended March 31, 2023, cash consideration of $6.4 million was paid for an acquisition realized in fiscal 2021.